                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 2003.


                                            /s/ J. Robert Anderson
                                            ----------------------
                                            J. Robert Anderson


                                            Dated: February 5, 2003

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 2003.





                                            /s/ J. Gary Cooper
                                            ----------------------
                                            J. Gary Cooper


                                            Dated: February 5, 2003

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 2003.




                                            /s/ James J. Didion
                                            ----------------------
                                            James J. Didion


                                            Dated: February 5, 2003

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 2003.



                                            /s/ Irving Gutin
                                            ----------------------
                                            Irving Gutin


                                            Dated: February 5, 2003

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 2003.






                                            /s/ William K. Hall
                                            ----------------------
                                            William K. Hall


                                            Dated: February 5, 2003

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 2003.






                                            /s/ James M. Osterhoff
                                            ----------------------
                                            James M. Osterhoff


                                            Dated: February 5, 2003

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 1, 2003.






                                            /s/ Steven G. Rothmeier
                                            -----------------------
                                            Steven G. Rothmeier


                                            Dated: February 5, 2003

                                POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints Gregory K. Scott and Margaret Hastings, and each of them (each with full power to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2002 on her behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Ther Power of Attorney expires March 1, 2003.






                                            /s/ Sheila E. Widnall
                                            ----------------------
                                            Sheila E. Widnall


                                            Dated: February 5, 2003